UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO. 1)

Filed by the Registrant ☑

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☑ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to Section 240.14a-12

ORBCOMM Inc.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☑	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials:

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

Explanatory Note

On April 13, 2007, ORBCOMM Inc. filed with the Securities and Exchange Commission its definitive proxy statement for its 2007 Annual Meeting of Shareholders to be held on May 11, 2007. A copy of the proxy card filed together with the proxy statement had a typographical error in the title of the Proposal 2. The corrected proxy card is filed herewith.

THIS PROXY WILL BE VOTED AS DIRECTED, OR IF NO DIRECTION IS INDICATED, WILL BE VOTED “FOR” THE PROPOSALS THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS							Please Mark Here for Address Change or Comments	☐

SEE REVERSE SIDE

The Board of Directors recommends a vote FOR Items 1 and 2.		FOR ALL ☐	WITHHELD FOR ALL ☐	FOR ALL EXCEPT ☐
							FOR ☐	AGAINST ☐	ABSTAIN ☐
					2.	Ratify Appointment of Independent Registered Public Accounting Firm
1.	Election of Directors
Nominees:
	01 DIDIER DELEPINE				In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any postponement or adjournment thereof.
02 HANS E.W. HOFFMANN
03 GARY H. RITONDARO
WILL ATTEND ☐
To withhold authority to vote for any individual nominee, mark “FOR ALL EXCEPT” and write that nominee’s name in the space provided below.						If you plan to attend the Annual Meeting, please mark the WILL ATTEND box

Signature				Signature		Date
NOTE: Please sign as name appears hereon. Joint owners should each sign personally. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

Ù FOLD AND DETACH HERE Ù

VOTE BY INTERNET OR TELEPHONE
AVAILABLE 24 HOURS A DAY, 7 DAYS A WEEK

Internet and telephone voting is available through 11:59 PM Eastern Time on May 10, 2007.

Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you returned a signed proxy card.

INTERNET http://www.proxyvoting.com/orbc Use the internet to vote your proxy. Have your proxy card in hand when you access the web site and follow the instructions.	OR	TELEPHONE 1-866-540-5760 Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call and follow the instructions.

If you vote your proxy by Internet or by telephone, you do NOT need to mail back your proxy card.
To vote by mail, mark, sign and date your proxy card and return it in the enclosed postage-paid envelope.

Choose MLinkSM for fast, easy and secure 24/7 online access to your future proxy materials, investment plan statements, tax documents and more. Simply log on to Investor ServiceDirect® at www.melloninvestor.com/isd where step-by-step instructions will prompt you through enrollment.

PROXY CARD
ORBCOMM INC.
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Jerome B. Eisenberg, Christian G. Le Brun and Bradley C. Franco, jointly and severally, proxies, with full power of substitution, to vote shares of common stock which the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held on May 11, 2007 or any postponement or adjournment thereof. Such proxies are directed to vote as specified or, if no specification is made, “FOR” the election of the three nominees proposed for election as directors with terms expiring at the Annual Meeting in 2010 and “FOR” Proposal 2, and to vote in accordance with their discretion on such other matters as may properly come before the meeting.

TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS’ RECOMMENDATIONS, JUST SIGN AND DATE; NO BOXES NEED TO BE CHECKED.

(Continued and to be marked, dated and signed, on the other side)

Address Change/Comments (Mark the corresponding box on the reverse side)

Ù FOLD AND DETACH HERE Ù

ANNUAL MEETING OF SHAREHOLDERS

FRIDAY, MAY 11, 2007
10:00 AM EDT

HYATT REGENCY RESTON
1800 PRESIDENTS STREET
RESTON, VA 20190

YOUR VOTE IS IMPORTANT!
YOU CAN VOTE BY INTERNET, TELEPHONE OR MAIL, SEE THE
INSTRUCTIONS ON THE OTHER SIDE OF THIS PROXY CARD.

You may obtain copies of the Proxy Statement and Annual Report on the Internet at
www.orbcomm.com